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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT





    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       November 7, 1997


                           ALTERNATIVE RESOURCES CORPORATION
                (Exact name of registrant as specified in its charter)


Delaware               Commission file number 0-23940           38-2791069
--------               ------------------------------           ----------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

   100 Tri-State International, Suite 300, Lincolnshire, IL        60069
        (Address of principal executive offices)                (Zip code)


                                (847) 317-1000
                                --------------
              (Registrant's telephone number, including area code)







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Item 2.  Acquisition or Disposition of Assets

On November 7, 1997, Alternative Resources Corporation (ARC) purchased all of the outstanding stock of CGI Corporation (the "Company") from Compagnie Generale d'Informatique, a wholly-owned subsidiary of IBM Corporation. The purchase included the Company's 88.62% interest in CGI Systems, Inc. (the "Subsidiary"), a subsidiary of the Company, as well as a buyout of the 11.38% minority interests in the Subsidiary.

CGI Corporation functions as a holding company for CGI Systems, Inc. CGI Systems, Inc. provides a range of information technology (IT) services including IT supplemental staffing; network solutions including network implementation and Lotus Notes practices; applications development practices; and application consulting practices for SAP, data warehousing and other applications. Headquartered in suburban Philadelphia, PA, CGI Systems operates from seven locations within the U.S. The acquisition is a strategic expansion of ARC's service offerings in the IT staffing and managed services area, which will allow for a broader base of solutions to an increasingly sophisticated information technology marketplace.

The initial purchase price was $60 million with a potential additional payout of up to $20 million over the next three years if certain targets are achieved. The purchase price was financed with cash from short-term investments and borrowings under a $75 million revolving credit facility with American National Bank.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements of businesses acquired.

(b) Pro forma financial information

    It is impractical to provide the required financial statements and pro forma financial information as of this date. The required financial statements and pro forma financial information will be filed as a Form 8-K/A with the Commission as soon as practicable, but not later than January
    21, 1998, as required.

(c) Exhibits

    (2) Stock Purchase and Sale Agreement Dated as of October 6, 1997 Among Alternative Resources Corporation, Compagnie Generale d'Informatique, Joseph R. Ferrandino, Thomas K. Sheridan and International Business Machines Corporation.

   (2a) Amendment Number One Dated as of November 7, 1997 to Stock Purchase and Sale Agreement Dated as of October 6, 1997 Among Alternative Resources Corporation, Compagnie Generale d'Informatique, Joseph R. Ferrandino, Thomas K. Sheridan and International Business Machines Corporation.

   (2b) I/T Staffing Revenues Escrow Agreement By and Among Compagnie Generale d'Informatique, Joseph R. Ferrandino, Thomas K. Sheridan, Alternative Resources Corporation and Harris Trust and Savings Bank Dated November 7, 1997.

   (2c)   Credit agreement Dated November 7, 1997

   Schedules to the above such agreements have been omitted but will be furnished to the Commission upon request. Page 2 SIGNATURES

                                      Page 2

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ALTERNATIVE RESOURCES CORPORATION



Date:  November 22, 1997               /s/ Bradley K. Lamers
                                       --------------------------
                                       Bradley K. Lamers
                                       Vice President, Chief Financial Officer,
                                       Secretary and Treasurer

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                                    EXHIBIT INDEX

EXHIBIT                  DESCRIPTION                        PAGE NO.
-------                  -----------                        --------
NUMBER
------

            Stock Purchase and Sale Agreement Dated as of
            October 6, 1997 Among Alternative Resources Corporation, Compagnie Generale d'Informatique, Joseph R. Ferrandino, Thomas K. Sheridan and International Business Machines Corporation.

   2a Amendment Number One Dated as of November 7, 1997 to Stock Purchase and Sale Agreement Dated as of
            October 6, 1997 Among Alternative Resources Corporation, Compagnie Generale d'Informatique, Joseph R.
            Ferrandino, Thomas K. Sheridan and International
            Business Machines Corporation.

   2b       I/T Staffing Revenues Escrow Agreement By and Among
            Compagnie Generale d'Informatique, Joseph R.
            Ferrandino, Thomas K. Sheridan, Alternative Resources
            Corporation and Harris Trust and Savings Bank Dated
            November 7, 1997.

   2c       Credit Agreement Dated November 7, 1997.